SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [  ]

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[X]  Preliminary proxy statement
[   ]  Confidential for use of the Commission only (as permitted by Rule 14a-6(e)(2))
[   ]  Definitive proxy statement
[   ]  Definitive additional materials
[   ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

JULIUS BAER INVESTMENT FUNDS

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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(1)	Title of each class of securities to which transaction applies: Common Stock, par value $0.01 per share.

(2)           Aggregate number of securities to which transactions applies:

N/A

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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[_______], 2008

Dear Shareholders:

The enclosed proxy materials relate to special meetings (each a “Special Meeting” and, collectively, the “Special Meetings”) of shareholders (the “Shareholders”) of (i) the Julius Baer Investment Funds (the “Trust”) which consist of the Julius Baer International Equity Fund, the Julius Baer International Equity Fund II, the Julius Baer Total Return Bond Fund, the Julius Baer Global High Income Fund, the Julius Baer U.S. Microcap Fund, the Julius Baer U.S. Smallcap Fund, the Julius Baer U.S. Midcap Fund, and the Julius Baer U.S. Multicap Fund and (ii) the Julius Baer Global Equity Fund Inc. (the “Global Equity Fund”).  The Trust and the Global Equity Fund are hereinafter referred to as the “Julius Baer Funds” and each fund that is part of the Julius Baer Funds is hereinafter referred to as a “Fund”.

At the Special Meetings, Shareholders will be asked to approve amended and restated investment advisory agreements (each an “Investment Advisory Agreement,” and, collectively, the “Investment Advisory Agreements”) between the Julius Baer Funds and Julius Baer Investment Management LLC (the “Adviser”).

On behalf of all of us at the Adviser, we want to inform you about the recent announcement of the initial public offering of shares (the “IPO”) of Julius Baer Americas Inc. (“JBA”), a Delaware corporation and parent of the Adviser, which is expected to be completed during 2008.  In order to effect an orderly transition of investment services to you, we are hereby requesting your approval of the Investment Advisory Agreements between the Adviser and the Julius Baer Funds.

We are soliciting your approval of the Investment Advisory Agreements between the Julius Baer Funds and the Adviser because Julius Baer Holding Ltd. of Zurich, Switzerland (“Holding Ltd.”), the present indirect majority owner of the Adviser, and Messrs. Richard Pell and Rudolph-Riad Younes (key portfolio managers and minority owners of the Adviser) are presently in the process of planning the IPO.  The IPO is expected to be completed during 2008 (subject to the necessary regulatory approvals, market conditions and other customary conditions).  When the IPO is effected, an indirect majority interest in the Adviser will be transferred to the investing public, which will result in an assignment and automatic termination of the advisory contracts between the Adviser and the Julius Baer Funds under the Investment Company Act of 1940, as amended (the “1940 Act”).  Therefore, in order for the Adviser to continue to provide investment advisory services to each Fund after the IPO, your consent to a proposal to approve an Investment Advisory Agreement for each Fund with the Adviser is being sought at this time.  In the event that the IPO does not occur, the current investment advisory contracts between the Julius Baer Funds and the Adviser will remain in effect.

The Adviser is presently owned directly by JBA (which is owned by Holding Ltd.) and by Messrs. Richard Pell and Rudolph-Riad Younes.  Prior to the IPO, JBA and Messrs. Pell and Younes will contribute their interests in the Adviser to an intermediate holding company, Julius Baer Americas Holdings LLC, a Delaware limited liability company (“JBAH”) in exchange for initial shares of approximately 70% (for JBA) and 30% (for Messrs. Pell and Younes, collectively), of the membership units of JBAH.  JBA will use the proceeds of the IPO to redeem all or a portion of its shares held by Holding Ltd. and is not expected to retain any of the net proceeds of the IPO.  Subsequent to the IPO, JBA will be a publicly held company and the sole managing member of JBAH, which will be the sole owner of the Adviser.  Immediately after the IPO, approximately 70% of the Adviser will be indirectly owned, collectively, by the public and Holding Ltd., and approximately 30% of the Adviser will be indirectly owned, collectively, by Messrs. Pell and Younes.

IN CONSIDERING THE PROPOSAL TO APPROVE THE INVESTMENT ADVISORY AGREEMENTS (THE “PROPOSAL”), PLEASE NOTE:

THE NUMBER OF FUND SHARES YOU OWN AND THE ADVISORY FEES CHARGED TO YOUR FUND BY THE ADVISER WILL NOT CHANGE AS A RESULT OF THE PROPOSED IPO.

THE INVESTMENT OBJECTIVES, POLICIES AND PORTFOLIO MANAGEMENT TEAMS FOR EACH FUND WILL REMAIN THE SAME AS THEY HAVE BEEN IN THE PAST.  IN ADDITION, THE INDEPENDENT TRUSTEES OF THE TRUST AND THE INDEPENDENT DIRECTORS OF THE GLOBAL EQUITY FUND (COLLECTIVELY, THE “INDEPENDENT TRUSTEES”) WILL CONTINUE IN OFFICE AFTER THE IPO.

YOU WILL CONTINUE TO RECEIVE THE SAME HIGH-QUALITY INVESTMENT MANAGEMENT AND SHAREHOLDER SERVICES THAT YOU HAVE COME TO EXPECT OVER THE YEARS.

After careful consideration, the Board of Trustees of the Trust and the Board of Directors of the Global Equity Fund (collectively, the “Boards of the Julius Baer Funds”) have unanimously approved, subject to shareholder approval, the Investment Advisory Agreements and recommend that you vote FOR the Proposal described in the attached materials.

Since Shareholders of all of the Julius Baer Funds are required to vote on the Proposal, we have prepared one proxy statement to reduce costs.  If you hold shares in more than one Fund you will receive one statement and a proxy card for each Fund you own.  Please vote each proxy card you receive.

Your vote is important, no matter how many shares you own. The proxy documents explain the Proposal in detail, and we encourage you to review them. As always, we are available to answer your questions at 1-800-628-8510.  By mailing in your vote today, you can help reduce the cost of follow-up mailings and phone calls.

Thank you for your attention to this important matter and your continued support.

Sincerely,

Tony Williams President

JULIUS BAER INVESTMENT FUNDS (the “Trust”)
Julius Baer International Equity Fund (“International Equity Fund”)
Julius Baer International Equity Fund II (“International Equity Fund II”)
Baer Total Return Bond Fund (“Total Return Bond Fund”)
Julius Baer Global High Income Fund (“Global High Income Fund”)
Julius Baer U.S. Microcap Fund (“U.S. Microcap Fund”)
Julius Baer U.S. Smallcap Fund (“U.S. Smallcap Fund”)
Julius Baer U.S. Midcap Fund (“U.S. Midcap Fund”)
Julius Baer U.S. Multicap Fund (“U.S. Multicap Fund”)

JULIUS BAER GLOBAL EQUITY FUND INC. (“Global Equity Fund”)

(the Trust and Global Equity Fund, collectively, the “Julius Baer Funds”)

330 MADISON AVENUE

NEW YORK, NEW YORK 10017

1-800-628-8510

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

[______], 2008

To Shareholders of the Julius Baer Funds:

We invite you to attend the special meetings (each a “Special Meeting” and, collectively, the “Special Meetings”) of shareholders of the Julius Baer Funds (the “Shareholders”) on [_____], 2008, at [__:__] a.m./p.m. Eastern time to be held at 330 Madison Avenue, New York, New York 10017.  The Trust is a Massachusetts business trust and the Global Equity Fund is a Maryland corporation.  Each fund that is a part of the Julius Baer Funds is hereinafter referred to as a “Fund.”  As described in the accompanying Proxy Statement, Shareholders will vote on the following matters:

1.   The proposal to approve amended and restated investment advisory agreements (each an “Investment Advisory Agreement,” and, collectively, the “Investment Advisory Agreements”) between the Julius Baer Funds and Julius Baer Investment Management LLC (the “Adviser”) to take effect upon the successful completion of the initial public offering of Julius Baer Americas, Inc. (“JBA”), a Delaware corporation and parent of the Adviser (the “Proposal”); and

2.   To consider and act upon such other business as may properly come before the Special Meetings.

The Board of Trustees of the Trust and the Board of Directors of Global Equity Fund (collectively, the “Boards of the Julius Baer Funds”) have fixed the close of business on [____], 2008, as the record date (the “Record Date”) for the determination of shareholders entitled to notice of and to vote at the meeting.

The Boards of the Julius Baer Funds unanimously recommend that you vote FOR the approval of the relevant Investment Advisory Agreement between your Fund and the Adviser.  This notice and related materials are first being mailed on or about [____], 2008.  This proxy is being solicited on behalf of the Boards of the Julius Baer Funds.

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. PLEASE READ THE ENCLOSED PROXY STATEMENT. TO AVOID THE COST OF FOLLOW UP SOLICITATIONS AND POSSIBLE ADJOURNMENTS, PLEASE COMPLETE THE ATTACHED PROXY CARD AND RETURN IT PROMPTLY. IT IS IMPORTANT THAT YOUR VOTE BE RECEIVED PRIOR TO THE SPECIAL MEETINGS.

By Order of the Boards of the Julius Baer Funds,

John Whilesmith
Secretary

New York, New York

[____], 2008

SHAREHOLDERS ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. AS AN ALTERNATIVE TO USING THE PAPER PROXY CARD TO VOTE, SHAREHOLDERS WHOSE SHARES ARE HELD IN “STREET NAME” MAY VOTE BY TELEPHONE OR THROUGH THE INTERNET USING THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. IF YOU ATTEND THE SPECIAL MEETINGS, YOU CAN REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON IF YOU CHOOSE.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1)	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2)	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

(3)	Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration		Valid Signature
Corporate Accounts
(1)	ABC Corp.	ABC Corp.
(2)	ABC Corp.	John Doe, Treasurer
(3)	ABC Corp. c/o John Doe, Treasurer	John Doe
(4)	ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1)	ABC Trust	Jane B. Doe, Trustee
(2)	Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodian or Estate Accounts
(1)	John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2)	John B. Smith	John B. Smith, Jr., Executor

FREQUENTLY ASKED QUESTIONS

Q:            WHY HAVE I RECEIVED THIS PROXY STATEMENT?

A.	The Boards of the Julius Baer Funds have sent you this Proxy Statement to ask for your vote as a shareholder of one or more of the Julius Baer Funds.

Q:	WHAT IS HAPPENING?

A.
JBA, the parent of the Adviser, is in the process of offering an interest in itself to the public through an initial public offering (the “IPO”).  Importantly, key members of the Adviser’s management team and the portfolio managers of the Julius Baer Funds, including Richard Pell and Rudolph-Riad Younes, will continue to be responsible for managing the Julius Baer Funds, and will own approximately 30% of the shares of the Adviser’s holding company following the offering.  Consequently, we do not expect that the IPO will result in any changes in the portfolio management of the Julius Baer Funds.  In addition, the Independent Trustees of the Trust and the Independent Directors of the Global Equity Fund (collectively, the “Independent Trustees”) will continue in office after the IPO.

Q:	WHAT AM I VOTING ON?

A.	You will vote on approving an Investment Advisory Agreement between each Fund of which you are a shareholder and the Adviser.

Q:	WHY AM I BEING ASKED TO VOTE ON A PROPOSAL TO APPROVE THE INVESTMENT ADVISORY AGREEMENTS?

A.
The Julius Baer Funds are presently managed by the Adviser.  The owners of the Adviser are in the process of selling an interest in JBA, the Adviser’s parent, to the public through the IPO and the senior members of the Adviser’s management will own a substantial interest in the Adviser.  Upon completion of the IPO, Holding Ltd., the current sole shareholder of JBA, will no longer control the Adviser as all or a portion of the shares of JBA owned by Holding Ltd. will be redeemed with the proceeds of the IPO.  Immediately after the IPO, approximately 70% of the Adviser will be indirectly owned, collectively, by the public and Holding Ltd.  After the completion of the IPO, the Adviser’s present management is expected to continue to conduct the day-to-day business activities of the Adviser, including portfolio management for the Julius Baer Funds.

Because it entails a change of control of the Adviser, the IPO of JBA will result in an “assignment” and consequent automatic termination of each Fund’s current investment advisory agreement with the Adviser under the 1940 Act.  In order for a Fund to continue receiving the Adviser’s services after the IPO becomes effective, the shareholders of each Fund must approve an Investment Advisory Agreement with the Adviser.  Although we are currently seeking the approval by Shareholders of the Julius Baer Funds’ Investment Advisory Agreements with the Adviser, this approval will only be effective if JBA completes a successful IPO.  If, for some reason, the IPO does not take place, then the existing investment advisory agreements will remain in place and the Investment Advisory Agreements will not need to be approved by Shareholders.

Q:	HOW WILL THIS AFFECT ME AS A FUND SHAREHOLDER?

A.
Your investment in the Julius Baer Funds will remain the same upon completion of the IPO of JBA. You will still own the same shares in the same Fund and you will continue to be able to buy and sell shares without any sales charge.  In addition, the advisory services performed by the Adviser are expected to be performed by the same personnel who have previously provided these services.

Other than the change in the ownership of the Adviser, all other aspects of the Adviser’s management of the Funds, including the operations of the Adviser, the fees payable to the Adviser and the persons responsible for the day-to-day investment management of the Julius Baer Funds are expected to remain unchanged.  In addition, the Independent Trustees will continue in office after the IPO.

Q:            WILL MY FUND’S INVESTMENT ADVISORY FEES BE THE SAME?

A.
Yes, the fee rate for investment advice charged to your Fund under the Investment Advisory Agreements will remain the same as under the Julius Baer Funds’ current investment advisory agreements, except that effective February 28, 2008, the Total Return Bond Fund and the Global High Income Fund will reduce their Advisory Fees to 0.35% and 0.65%, respectively.

Q:	WHAT WILL THE JULIUS BAER FUNDS BE CALLED GOING FORWARD?

A.	The Boards of the Julius Baer Funds expect to change the names of the Julius Baer Funds to reflect the Artio Global name in 2009.

Q:	HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A.	After careful consideration, the Boards of the Julius Baer Funds recommend that you vote “FOR” the Proposal on the enclosed proxy card.

Q:            WHO IS ENTITLED TO VOTE?

A.
If you owned shares of a Fund as of the close of business on the Record Date, [_____], 2008, you are entitled to vote. You will be entitled to one vote per share for each share you owned on the Record Date.

You will be allowed to vote your shares of a Fund only with respect to the approval of that Fund’s Investment Advisory Agreement.  For example, if you own shares of the International Equity Fund, but not the Global Equity Fund, you may vote for or against the approval of the Investment Advisory Agreement for the International Equity Fund, but not for or against the approval of the Investment Advisory Agreement for the Global Equity Fund.

Q:            DO I NEED TO ATTEND THE SPECIAL MEETINGS IN ORDER TO VOTE?

A.
No. You can vote without attending the Special Meetings by completing and mailing the enclosed proxy card or by telephone or Internet using the instructions on the enclosed proxy card. If you vote by telephone or Internet, do not return your proxy card.

Q:            HOW WILL PROXIES BE SOLICITED?

A.
The Julius Baer Funds will solicit proxies by mail. Certain of the Julius Baer Funds’ officers and employees may also solicit by telephone, facsimile or other electronic means.  Proxies may also be solicited by mail, telephone or other electronic means by trustees, directors, officers and regular employees of the Julius Baer Funds, the Adviser and U.S. Bancorp Fund Services, LLC Inc., the Julius Baer Funds’ transfer agent. The Julius Baer Funds will not pay these officers and employees specifically for soliciting proxies. In addition, the Julius Baer Funds will retain D.F. King & Co. Inc., a professional proxy solicitor, for an estimated fee of approximately $1 million plus out-of-pocket expenses. The Adviser, and not the Julius Baer Funds, will bear the cost of soliciting proxies, including preparing, printing, assembling and mailing the proxy material and the fees and expenses of D.F. King & Co. Inc.

Q:            WHAT VOTE IS REQUIRED TO APPROVE THE PROPOSAL?

A.
An affirmative vote of a majority of each Fund’s outstanding shares on the Record Date, or if less, at least two-thirds of the shares of such Fund present at the meeting (if more than 50% of the outstanding shares are present in person or by proxy) is necessary to approve its respective Investment Advisory Agreement.

Q:            CAN THE SPECIAL MEETINGS BE ADJOURNED?

A.
Yes.  Each of the Special Meetings could be adjourned if, for example, a 50% quorum has not been reached.  Any adjournment requires the affirmative vote of more than 50% of the total number of shares of the relevant Fund that are present in person or by proxy when the adjournment is being voted on.  For purposes of any adjournment, the persons named as proxies will vote “FOR” any such adjournment all proxies that they are entitled to vote “FOR” the proposal.  The proxies named on the enclosed proxy card are Anthony Williams, Rainer L.C. Frost and John Whilesmith, who are officers of the Julius Baer Funds.  Messrs. Williams and Whilesmith are also officers of the Adviser.

Q:	WHAT HAPPENS IF I SIGN AND RETURN MY PROXY CARD BUT DO NOT MARK MY VOTE?

A.           Your proxy will be voted in favor of all matters.

Q:            MAY I REVOKE MY PROXY?

A.
You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Julius Baer Funds in writing (by subsequent proxy or otherwise). You may also revoke your proxy by attending the Special Meetings, requesting the return of your proxy and voting in person.

Q:            HOW CAN I OBTAIN A COPY OF A FUND’S ANNUAL REPORT?

A.
If you would like to receive a copy of the latest annual or semi-annual report(s) for any Fund, please write to the Julius Baer Funds’ transfer agent, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202, or call 1-800-387-6977.  The reports will be furnished free of charge.

Q:           WHO ARE THE PRINCIPAL SHAREHOLDERS OF EACH FUND?

A.	The principal shareholders of each Fund are set forth on Annex A to this Proxy Statement.

JULIUS BAER INVESTMENT FUNDS (the “Trust”)
Julius Baer International Equity Fund (“International Equity Fund”)
Julius Baer International Equity Fund II (“International Equity Fund II”)
Baer Total Return Bond Fund (“Total Return Bond Fund”)
Julius Baer Global High Income Fund (“Global High Income Fund”)
Julius Baer U.S. Microcap Fund (“U.S. Microcap Fund”)
Julius Baer U.S. Smallcap Fund (“U.S. Smallcap Fund”)
Julius Baer U.S. Midcap Fund (“U.S. Midcap Fund”)
Julius Baer U.S. Multicap Fund (“U.S. Multicap Fund”)

JULIUS BAER GLOBAL EQUITY FUND INC. (“Global Equity Fund”)

(the Trust and Global Equity Fund, collectively, the “Julius Baer Funds” and each fund that is a part of the Julius Baer Funds, a “Fund”)

330 Madison Avenue
New York, New York 10017

PROXY STATEMENT

SPECIAL MEETINGS OF SHAREHOLDERS
[_____], 2008

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust and the Board of Directors of the Global Equity Fund (collectively, the “Boards of the Julius Baer Funds”) to be voted at the special meetings (each a “Special Meeting” and, collectively, the “Special Meetings”) of shareholders (the “Shareholders”) of the Julius Baer Funds  to be held on [_____], 2008, at [__:__] a.m./p.m. Eastern time at 330 Madison Avenue, New York, New York 10017, and at any adjournments or postponements thereof. A Notice of the Special Meetings of Shareholders and proxy card accompany this Proxy Statement. This Proxy Statement is being mailed on or about [_____], 2008 to Shareholders who held shares as of the close of business on [_____], 2008, (the “Record Date”).

The Julius Baer Funds’ Annual Report to Shareholders for the year ended October 31, 2007 and its Semi-Annual Report to Shareholders for the period ending April 30, 2007 may be obtained, without charge, by calling 1-800-387-6977 or writing to the Julius Baer Funds’ transfer agent, U.S. Bancorp Fund Services, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. The Julius Baer Funds’ distributor is Quasar Distributors, LLC, 615 E. Michigan Street, Milwaukee, WI 53202. State Street Bank & Trust Company, 200 Clarendon Street, Boston, Massachusetts 02116, is the administrator and custodian of the Julius Baer Funds.

Proxy solicitations may be made, primarily by mail, but proxy solicitations also may be made by telephone, facsimile or other electronic means, or personal interviews conducted by directors, trustees, officers and other representatives of the Julius Baer Funds. In addition, D.F. King & Co., Inc., 48 Wall Street, New York, New York 10005, 1-800-628-8510, has been engaged to solicit proxies on behalf of the Boards of the Julius Baer Funds at an estimated cost of approximately $1 million.  The costs of proxy solicitation, including, expenses incurred in connection with the preparation of this Proxy Statement and its enclosures, will be borne by Julius Baer Investment Management, LLC (the “Adviser”) and not the Julius Baer Funds. If a Fund records votes by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions are properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

THE PROPOSAL

APPROVAL OF AMENDED AND RESTATED INVESTMENT ADVISORY AGREEMENTS (EACH AN “INVESTMENT ADVISORY AGREEMENT” AND, COLLECTIVELY, THE “INVESTMENT ADVISORY AGREEMENTS”) BETWEEN THE JULIUS BAER FUNDS AND THE ADVISER

SUMMARY OF THE TRANSACTION

The Adviser, located at 330 Madison Avenue, New York, NY 10017, is a registered investment adviser and a wholly owned subsidiary of Julius Baer Holding Ltd. of Zurich, Switzerland (“Holding Ltd.”).  Holding Ltd. is located at Bahnhofstrasse, 36, CH-8010 Zurich, Switzerland.

The owners of the Adviser are in the process of planning the sale of an interest in Julius Baer Americas Inc. (“JBA”), the Adviser’s parent, to the public through an initial public offering (the “IPO”).  Prior to the IPO, JBA and Messrs. Richard Pell and Rudolph-Riad Younes (key portfolio managers and current minority owners of the Adviser) will contribute their interests in the Adviser to Julius Baer Americas Holdings LLC, a Delaware limited liability company (“JBAH”) in exchange for initial shares of approximately 70% (for JBA) and 30% (for Messrs. Pell and Younes, collectively), of the membership units of JBAH.   JBA will use the proceeds of its IPO to redeem its shares held by Holding Ltd. and will not retain any of the net proceeds of the IPO.  Upon the completion of the IPO, public shareholders and Holding Ltd. will own, collectively, up to approximately 70% of JBAH and a corresponding indirect interest in the Adviser, and Messrs. Pell and Younes will own, collectively, approximately 30% of JBAH and a corresponding indirect interest in the Adviser.

It is not yet known whether Holding Ltd.’s entire interest or only a significant portion will be redeemed in connection with the IPO; the ultimate decision whether to redeem Holding Ltd.’s interest in whole or in part will depend upon market conditions at the time of the offering.  The public and Holding Ltd. will own, in the aggregate, approximately 70% of the economic interest in JBA upon the completion of this offering. A diagram showing the holding structure of the Adviser subsequent to the proposed IPO is set forth on the following page:

Public Shareholders
&
Julius Baer Holding Ltd.
(the current majority shareholder)
100%
Economic
Interest
70%
Voting
Rights
Interests exchangeable into common shares *
Principals
• Richard Pell
• Rudolph-Riad Younes
30% Voting Rights
Julius Baer
Americas Inc.
This is the entity that is proposed to be engaged in the IPO
70%
Economic
Interest
100%
Voting
Rights
30% Economic Interest
JB Americas
Holdings LLC
100%
Economic
Interest
100%
Voting
Rights
Julius Baer Investment Management LLC
- The Adviser to the Julius Baer Funds -

* Exchanges into publicly traded common shares are subject to an annual limit of 20% of the Principal's interest at the time of the IPO

Upon completion of the IPO of JBA, the Adviser will continue to operate out of its present New York offices.  Upon the completion of the IPO, under the Adviser’s organizational documents, the day-to-day operations and supervision of investment process and the marketing matters of the Adviser will be conducted by its Management Committee, which is expected to initially consist of Richard Pell (as Chief Executive Officer), Glen Wisher (as President), Anthony Williams (as Chief Operating Officer) and Francis Harte (as Chief Financial Officer). In the view of the Boards of the Julius Baer Funds and the Adviser, the IPO is not expected to result in any changes in the portfolio management and investment operations of the Julius Baer Funds.  In addition, the Independent Trustees of the Trust and the Independent Directors of the Global Equity Fund (collectively, the “Independent Trustees”) will continue in office after the IPO.  It is expected that as part of the IPO, JBA will change its name to Artio Global Investors Inc. and the Adviser will become Artio Global Management LLC. It is also expected that the Julius Baer Funds will change their names to reflect the Artio Global name sometime in 2009.

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the existing investment advisory agreements between the Julius Baer Funds and the Adviser terminate automatically upon their “assignment,” which term includes any transfer of a controlling interest in an adviser or control person of an adviser, such as will occur in respect of the Adviser in connection with the IPO.  Section 15(a) of the 1940 Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders of such registered investment company. Therefore, in order for the Adviser to continue to provide investment advisory services to each Fund after the IPO, the shareholders of such Fund must approve the Investment Advisory Agreement between their Fund and the Adviser.

The IPO of JBA also contemplates that the Adviser and other persons will use all commercially reasonable efforts to comply with the requirements of Section 15(f) of the 1940 Act after the IPO.  Section 15(f) provides, in pertinent part, that affiliated persons (including owners) of the Adviser may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, the Adviser which results in an assignment of the investment advisory contract if for a period of three years after the time of such action, at least 75% of the members of the board of any investment company which it advises are not “interested persons” (as defined in the 1940 Act) of the new or old investment adviser; and for a two-year period there is no “unfair burden” imposed on any such investment company as a result of the initial public offering.  The Boards of the Julius Baer Funds currently satisfy the 75% requirement of Section 15(f) and the Adviser has confirmed to the Boards of the Julius Baer Funds that the proposed transaction does not impose an unfair burden on the Julius Baer Funds.

BENEFITS TO SHAREHOLDERS

The Boards of the Julius Baer Funds have identified the following as benefits that Shareholders may realize as a result of the IPO:

1.         Richard Pell and Rudolph-Riad Younes will continue to own indirect equity interests in the Adviser which will continue to provide incentives for them to achieve excellent financial returns for Fund shareholders and increased growth for the Julius Baer Funds.

2.         Through the IPO process, the sale of an indirect controlling interest in the Adviser to the public may facilitate the autonomy of the Adviser.

3.         The IPO may create opportunities for enhanced employee incentive and retention arrangements with the availability of public shares, and may allow the Adviser to preserve the culture of its organization and its focus on the delivery of enhanced investment results.

4.         The IPO may provide a mechanism for enhanced recruitment of highly skilled investment management professionals.

THE INVESTMENT ADVISER

The Adviser currently serves as each Fund’s investment adviser. The Adviser manages each Fund’s investments, provides various administrative services (not otherwise provided by third parties) and supervises each Fund’s daily business affairs, subject to supervision by the Boards of the Julius Baer Funds. The Adviser currently is controlled by JBA, a wholly owned subsidiary of Holding Ltd.

Information about the principal executive officers of the Adviser and JBA and their duties to the Julius Baer Funds are provided in the following table:

NAME, DATE OF BIRTH, ADDRESS AND POSITION(S) HELD WITH THE ADVISER AND JBA	FUND POSITION AND LENGTH OF TIME SERVED AS FUND OFFICER	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
GLEN WISHER (OCTOBER 10, 1963) 330 Madison Avenue New York, NY 10017 President of the Adviser	Trustee of the Trust since September, 2005; Director of the Global Equity Fund since 2005
•  Chief Executive Officer of JBA (since May, 2004); Managing Director and Head of Institutional Asset Management of JBA (October 2001-June 2004); Director of Fixed Income (London) (January 2001 – October 2001)

RICHARD C. PELL (September 21, 1954) 330 Madison Avenue New York, NY 10017 Chief Executive Officer and Chief Investment Officer of the Adviser	Vice President of the Trust since 1995; for the Global Equity Fund since 2004.	• Managing Director, Chief Executive Officer and Chief Investment Officer of Julius Baer Investment Management LLC (1995 – present)
RUDOLPH-RIAD YOUNES (September 25, 1961) 330 Madison Avenue New York, NY 10017 Head of International Equity of the Adviser	Vice President of the Trust since 1997; for the Global Equity Fund since 2004.	• Senior Vice President and Head of International Equity for Julius Baer Investment Management LLC (1993 – present)
ANTHONY WILLIAMS (March 15,1964) 330 Madison Avenue New York, NY 10017 Chief Operating Officer of the Adviser	President, Chief Executive Officer and Principal Executive Officer of the Julius Baer Funds since 2004.	• Chief Operating Officer since 2003. • Member of the Board of Managers of Julius Baer Investment Management LLC (2004 – present) • Board of Directors of Julius Baer Americas (2007 – present)
FRANK HARTE (December 29, 1961) 330 Madison Avenue New York, NY 10017 Senior Vice President, Chief Financial Officer of the Adviser	N/A	• Senior Vice President and Chief Financial Officer, Julius Baer Investment Management LLC (2006 – present) • Senior Vice President, Chief Financial Officer, Bank Julius Baer (2002 – 2006)
HENDRICUS BOCXE (May 24, 1964) 330 Madison Avenue New York, NY 10017 Senior Vice President, Head of Legal & Compliance of the Adviser	N/A	• Senior Vice President of Julius Baer Investment Management LLC (2005 – present) • First Vice President of Bank Julius Baer (2003 – 2005) • Vice President of Bank Julius Baer (2000 – 2003)
DONALD DELANO (June 21, 1966) 330 Madison Avenue New York, NY 10017 First Vice President, Chief Compliance Officer of the Adviser	N/A
•  Chief Compliance Officer of Julius Baer Investment Management LLC (2005 – present)
•  Vice President of Julius Baer Investment Management LLC (2004 - 2005)
•  Chief Compliance Officer of E-Trade Asset Management (2000 - 2004)

DOUGLAS DOUCETTE (January 11, 1958) 330 Madison Avenue New York, NY 10017 Head of Institutional Client Service of the Adviser	N/A	• Senior Vice President and Head of Institutional Client Service of Julius Baer Investment Management LLC (2005 – present) • Managing Director of Client Service Deutsche Asset Management (1979 - 2005)
ALEX BOGAENKO (April 13, 1963) 330 Madison Avenue New York, NY 10017 Vice President of the Adviser	Treasurer of the Julius Baer Funds since 2005.	• Vice President of Julius Baer Investment Management LLC (2005 – present) • Manager of Accounting and Director of Portfolio Administration of Van Eck Global (1995 – 2005)
SAMUEL DEDIO (June 4, 1966) 330 Madison Avenue New York, NY 10017 First Vice President, Co-Head of Global Equity & Head of U.S. Equity of the Adviser	Vice President of the Julius Baer Funds since 2006.	• Senior Portfolio Manager and First Vice President of Julius Baer Investment Management LLC (2006 – present) • Managing Director of Deutsche Asset Management (1999 – 2006)
DENISE DOWNEY (September 1, 1961) 330 Madison Avenue New York, NY 10017 First Vice President and Director of Marketing of the Adviser	Vice President of the Julius Baer Funds since 1995.	• First Vice President and Head of Marketing of Julius Baer Investment Management LLC (2002 - present)
CRAIG M. GIUNTA (December 20, 1971) 330 Madison Avenue New York, NY 10017 First Vice President of the Adviser and Head of Client Operations of the Adviser	Chief Financial Officer of the Julius Baer Funds since 2003.	• First Vice President of Julius Baer Investment Management LLC (2002 – present)
GREG HOPPER (March 24, 1957) 330 Madison Avenue New York, NY 10017 First Vice President and Head of Global High Income Management of the Adviser	Vice President of the Julius Baer Funds since 2002.	• First Vice President of Julius Baer Investment Management LLC (2002-present)
DONALD QUIGLEY (January 13, 1965) 330 Madison Avenue New York, NY 10017 First Vice President and Head of Global Fixed-Income Management of the Adviser	Vice President of the Julius Baer Funds since 2001.	• First Vice President and Head of Global Fixed-Income Management of Julius Baer Investment Management LLC (2001 – present)
MICHAEL K. QUAIN (July 6, 1957) 330 Madison Avenue New York, NY 10017 First Vice President of the Adviser	Chief Compliance Officer of the Julius Baer Funds since 2004.
•  First Vice President of Julius Baer Investment Management LLC (2002 – present)
•  President and Chief Executive Officer of Julius Baer Global Equity Fund (formerly The European Warrant Fund, Inc) and Julius Baer Investment Funds (1997 – 2004)

KEITH WALTER (June 17, 1968) 330 Madison Avenue New York, NY 10017 First Vice President of the Adviser	Vice President of the Julius Baer Funds since 2006.	• First Vice President and Portfolio Manager of Julius Baer Investment Management LLC (1999 – present)
JOHN WHILESMITH (March 8, 1967) 330 Madison Avenue New York, NY 10017 Vice President of the Adviser	Secretary of the Julius Baer Funds since 2005.	• Vice President and Operations Compliance Officer of Julius Baer Investment Management LLC (2005 – present) • Compliance Officer of Morgan Stanley Investment Management (2002 – 2005)

The Adviser also serves as the sub-adviser to 7 open-end mutual funds.  The following table provides information describing these relationships as of September 30, 2007:

OTHER FUNDS MANAGED BY THE ADVISER	MANAGEMENT FEE[1]	ASSETS UNDER MANAGEMENT (IN MILLIONS)
BB& T International Equity Fund	0.51%	$163.7
Heritage International Equity Fund	0.40%	$330.7
ING Foreign Fund	0.40%	$690.8
ING Julius Baer Portfolio	0.40%	$2,289.2
PNC International Equity Fund[2]	0.45%	$268.3
Wilmington Multi-Manager International Fund[2]	0.50%	$175.3
Retirement System Group Inc.	0.60%	$83.4

1           Annualized fee rate based on Assets Under Management as of September 30, 2007.
2                The Adviser manages only a portion of the assets of these Funds and receives fees on this basis.  The assets listed above reflect only the Adviser’s Assets Under Management.

During the fiscal year ended October 31, 2007, the Julius Baer Funds paid the Adviser the following amounts in advisory fees:

FUND	GROSS FEES	WAIVER/REIMBURSEMENT	NET FEES
INTERNATIONAL EQUITY FUND	$204,020,950	$0	$204,020,950
INTERNATIONAL EQUITY FUND II	$53,422,713	$0	$53,422,713
TOTAL RETURN BOND FUND	$3,144,621	$698,492	$2,446,129
GLOBAL HIGH INCOME FUND	$1,244,480	$301,788	$942,692
U.S. MICROCAP FUND	$87,762	$115,922	$(28,160)
U.S. SMALLCAP FUND	$71,635	$114,682	$(43,047)
U.S. MIDCAP FUND	$56,068	$108,233	$(52,165)
U.S. MULTICAP FUND	$52,947	$107,939	$(54,992)
GLOBAL EQUITY FUND	$647,059	$377,251	$269,808
TOTALS:	$262,748,235	$1,824,307	$260,923,928

Upon the completion of the IPO, the Adviser expects to have the same personnel as before the IPO, with such personnel having substantially the same responsibilities for day-to-day management and investment decisions as they had while employed prior to the IPO.  After the completion of the IPO, the Adviser will be controlled by public shareholders.  The Management Committee of the Adviser will continue to consist of Richard Pell (as CEO), Glen Wisher (as President), Anthony Williams (as COO) and Francis Harte (as CFO).

EMPLOYMENT TERMS FOR INVESTMENT MANAGEMENT PRINCIPALS

Richard Pell and Rudolph-Riad Younes, the investment management principals, will enter into agreements, effective upon the closing of the IPO, that provide for continued service of each of them to the Adviser after the closing of the IPO.  Richard Pell and Rudolph-Riad Younes will enter into an exchange agreement, effective upon the closing of the IPO, that will generally not permit them to dispose of their equity in the Adviser for one year, and then will permit them to dispose of up to 20% each year thereafter so that they would be able to sell all of their equity during the five years after the IPO. They will also enter into non-compete/non-solicit agreements that will generally last for two years after the termination of their employment with the Adviser. Other key portfolio managers of the Adviser will also enter into employment agreements.  Each of these employment agreements provides for these individuals to be subject to non-competition and non-solicitation provisions following the closing of the IPO.  As of the date of this Proxy Statement, the terms of the employment agreements for other key portfolio managers of the Adviser have not been finalized.

THE CURRENT ADVISORY AGREEMENTS

Pursuant to the current investment advisory agreements between the Adviser and the Julius Baer Funds, (each a “Current Advisory Agreement” and, collectively, the “Current Advisory Agreements”), the Adviser has been retained to manage the investments of each Fund and to provide such investment research, advice and supervision, in conformity with each Fund’s investment objectives and policies, as may be necessary for the operations of each Fund.

The Current Advisory Agreements for each of the International Equity Fund and the Total Return Bond Fund were last approved by the respective shareholders of such Funds on February 18, 2003.  The purpose of submission of the agreements to shareholders at that time was approval of an increase in the fee rate payable to the Adviser.  The Current Advisory Agreement for the Global Equity Fund was last approved by the shareholders of such Fund on March 24, 2004.  The purpose of submission of the agreement to shareholders at that time was approval of a new investment adviser in connection with the conversion of such Fund from a closed-end fund to an open-end fund.  The Current Advisory Agreement for the International Equity Fund II was last approved on May 4, 2005 by the initial shareholder of such Fund for the purpose of such agreement’s initial approval upon such Fund’s inception.  The Current Advisory Agreement for the Global High Income Fund was last approved on December 31, 2002 by the initial shareholder of such Fund for the purpose of such agreement’s initial approval upon such Fund’s inception.  The Current Advisory Agreements for the U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and U.S. Multicap Fund were last approved on July 24, 2006 by the initial shareholder of each such Fund for the purpose of each such agreement’s initial approval upon each such Fund’s inception.  At a meeting held on April 11, 2007, the Boards of the Julius Baer Funds approved the renewals of the Advisory Agreements with the Adviser for the International Equity Fund, International Equity Fund II, Total Return Bond Fund, Global High Income Fund, U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund, U.S. Multicap Fund and Global Equity Fund until May 1, 2008.  At a meeting held on December 19, 2007, the Boards of the Julius Baer Funds approved minor changes to each of the Current Advisory Agreements.

THE INVESTMENT ADVISORY AGREEMENTS

As discussed above, the Boards of the Julius Baer Funds are asking you to approve the Investment Advisory Agreements.  The Investment Advisory Agreements are substantially identical to the Current Advisory Agreements (and are identical with respect to fees, except that effective February 28, 2008, the fees for the Total Return Bond Fund and the Global High Income Fund will be reduced to 0.35% and 0.65%, respectively). The discussion of the Investment Advisory Agreements below is qualified by reference to the form of Investment Advisory Agreement attached as Appendix A hereto. Each Investment Advisory Agreement is identical to the form of Investment Advisory Agreement except for the name of the Fund that is a party to the respective Investment Advisory Agreement and the contractual investment advisory fee.

The Investment Advisory Agreements provide that the Julius Baer Funds will pay annual investment advisory fees, which are calculated daily and paid monthly, at the following annual rates:

FUND	ANNUAL ADVISORY FEES TO THE ADVISER[1]
INTERNATIONAL EQUITY FUND: • Of the first $7.5 billion in average daily net assets: • On the next $2.5 billion in average daily net assets: • On average daily net assets over $10 billion:	0.90% 0.88% 0.85%
INTERNATIONAL EQUITY FUND II:

Prior to September 1, 2007:

As of September 1, 2007:
• Of the first $7.5 billion in average daily net assets:
• On the next $2.5 billion in average daily net assets:
• On average daily net assets over $10 billion:
0.90% 0.90% 0.88% 0.85%
TOTAL RETURN BOND FUND:	0.45% (reduced to 0.35% effective February 28, 2008)
GLOBAL HIGH INCOME FUND:	0.75% (reduced to 0.65% effective February 28, 2008)
U.S. MICROCAP FUND:	1.25%
U.S. SMALLCAP FUND:	0.95%
U.S. MIDCAP FUND:	0.80%
U.S. MULTICAP FUND:	0.75%
GLOBAL EQUITY FUND:	0.90%

1   The proposed advisory fees for each Fund are identical to the advisory fees under the Current Advisory Agreements.

Each Investment Advisory Agreement provides, among other things, that the Adviser will bear all expenses of its employees and overhead incurred in connection with its duties, and that each respective Fund will pay all direct and indirect costs, charges, and expenses of, or related to, each Fund’s business and operations, including the compensation of the members of the Boards of the Julius Baer Funds (other than those trustees or directors who are officers of the Julius Baer Funds or interested persons of the Adviser).

Pursuant to each Investment Advisory Agreement, although the Adviser intends to devote such time and effort to the business of a Fund as is reasonably necessary to perform its duties to each respective Fund, the services of the Adviser are not exclusive and the Adviser may provide similar services to other investment companies and other clients and may engage in other activities.

Each Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Adviser is not liable to each respective Fund or the shareholders of such Fund for any act or omission by the Adviser in the course of, or connected with, rendering services thereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

Each Investment Advisory Agreement permits the Adviser to cause each respective Fund to pay broker-dealers, which provide brokerage and research services to the Adviser, commissions for effecting securities transactions in excess of the amount other broker-dealers would charge if the Adviser determines in good faith that the amount of the commissions are reasonable in relation to the value of the brokerage and research services provided.

Each Investment Advisory Agreement, if approved by the respective Fund’s shareholders, will commence at the completion of the IPO, will remain in effect for an initial one-year term and will continue indefinitely thereafter if, and so long as, such continuance is specifically approved annually by (a) the Boards of the Julius Baer Funds and by the vote of the “majority of the outstanding voting securities” of the respective Fund, as such term is defined in the 1940 Act, or (b) the Boards of the Julius Baer Funds in the manner required by the 1940 Act. The Investment Advisory Agreements may be terminated on 60 days’ written notice at any time without the payment of any penalty, either by the Boards of the Julius Baer Funds, or by a vote of a majority of the outstanding voting securities of the respective Fund, or by the Adviser.

Under current arrangements, whenever in any fiscal year the normal operating expenses of certain of the Julius Baer Funds exceeds the expense limitation as set forth in the registration statements of such of the Julius Baer Funds, from time to time the Adviser has determined to voluntarily reimburse each such Fund in an amount equal to that excess subject to potential repayment as described below. If the normal operating expenses of a Fund for which the Adviser has been reimbursing expenses fall below the applicable expense limitation, the Fund will repay the Adviser the lesser of the amount reimbursed by the Adviser within the prior three years or the difference between such Fund’s normal operating expenses and the applicable expense limitation. Either the Adviser or the Julius Baer Funds may terminate the foregoing arrangements at any time with respect to future reimbursements by the Adviser.

The approval of each Investment Advisory Agreement will become effective only upon the completion of the IPO.  If, for any reason, the IPO does not take place, the existing investment advisory agreement will remain in place and the Investment Advisory Agreements will not need to be approved by shareholders of the Julius Baer Funds.

EVALUATION BY THE BOARDS OF THE JULIUS BAER FUNDS

On December 18, 2007, the Boards of the Julius Baer Funds, including the Independent Trustees, discussed and evaluated the Investment Advisory Agreements between the Julius Baer Funds and the Adviser, taking into consideration the IPO of JBA and its possible effect on the Julius Baer Funds and each Fund.  Representatives of the Adviser were present to answer questions from the Boards of the Julius Baer Funds.  In evaluating the Investment Advisory Agreements, the Boards of the Julius Baer Funds reviewed materials furnished by the Adviser relevant to their decision.  Those materials included information regarding the Adviser (including information describing their personnel and operations) as well as materials regarding the services rendered, absolute and relative performance of the Julius Baer Funds and comparative advisory fee and expense information.  Representatives of the Adviser discussed with the Boards of the Julius Baer Funds the Adviser’s management philosophy and methods of operation insofar as they relate to the Julius Baer Funds and indicated their belief that, as a consequence of the IPO of JBA, the operations of the Adviser and its ability to provide services to the Julius Baer Funds would be unaffected.  Both before and after this meeting, the members of the Boards of the Julius Baer Funds met and conferred among themselves and with counsel concerning the IPO of JBA.  In addition, the Boards of the Julius Baer Funds interviewed senior management of the Adviser to discuss the effects of the transaction.  In their deliberations, the Boards of the Julius Baer Funds considered certain terms of the IPO transaction, including, among other things, the continuity of management professionals, which it believed to be important to assure continuity of the advisory services provided by the Adviser to the Funds.

In determining that the approval of the Investment Advisory Agreements is in the best interest of each Fund’s shareholders after taking into consideration the proposed IPO of JBA, the Boards of the Julius Baer Funds concluded that the following factors were among their essential considerations:

Portfolio Management Continuity -- The advisory services to be provided by the Adviser upon completion of the IPO transaction are expected to be performed by the same personnel who had previously been providing such services through the Adviser.

Administrative Services -- The administrative services and management functions for each Fund are expected to be performed upon completion of the IPO transaction by the same personnel and are expected to remain, upon completion of the IPO transaction, at least at the present level and quality of services for each Fund.

Fees -- The investment advisory fee rates payable by the Julius Baer Funds upon completion of the IPO transaction will be the same rates as payable by each Fund under the Current Advisory Agreements, except that effective February 28, 2008, the Total Return Bond Fund and the Global High Income Fund will reduce their Advisory Fees to 0.35% and 0.65%, respectively.

Possibility for Increased Employee Ownership -- The IPO may create opportunities for enhanced employee incentive arrangements with the availability of public shares, and may allow the Adviser to preserve the culture of its organization and its focus on the delivery of enhanced investment results.

Accordingly, after consideration of the above and such other factors and information as they deemed relevant, the Boards of the Julius Baer Funds, including all of the members of the Boards of the Julius Baer Funds present at the meeting who are not parties to the Investment Advisory Agreements or “interested persons” (as defined by the 1940 Act) of the Julius Baer Funds or the Adviser, approved each Investment Advisory Agreement and voted unanimously to recommend their approval by each respective Fund’s shareholders.

RECOMMENDATION

After careful consideration, the Boards of the Julius Baer Funds unanimously recommend a vote “FOR” the approval of the Investment Advisory Agreements between the Julius Baer Funds, and the Adviser, to take effect upon the completion of the IPO of JBA.

ADDITIONAL INFORMATION

CUSTODIAN AND ADMINISTRATOR

State Street Bank & Trust Company (“State Street”), located at 200 Clarendon Street, Boston, MA 02116, serves as the custodian and administrator for the Julius Baer Funds.

DISTRIBUTOR

Quasar Distributors, LLC (the “Distributor”) serves as the distributor for the Julius Baer Funds.   The principal executive offices of the Distributor are located at 615 East Michigan Street, Milwaukee, WI 53202. The Distributor is registered with the SEC as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority (“FINRA”).

SHARES OUTSTANDING

At the close of business on the January 31, 2008, the Julius Baer Funds had the following shares outstanding and entitled to vote at the Special Meetings:

Name of Fund	Number of Shares Outstanding and Entitled to Vote
International Equity Fund	558,781,101.95
International Equity Fund II	599,662,191.03
Total Return Bond Fund	86,073,810.82
Global High Income Fund	23,546,741.60
U.S. Microcap Fund	685,215.85
U.S. Smallcap Fund	821,378.52
U.S. Midcap Fund	848,117.09
U.S. Multicap Fund	640,109.06
Global Equity Fund	2,497,809.14

Information regarding the principal holders and control persons of the Julius Baer Funds is provided in Annex A.

REQUIRED VOTE

The vote of a majority of the outstanding voting securities will be required for the approval of each Fund’s applicable Investment Advisory Agreement.  The “vote of a majority of the outstanding voting securities” of a Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at the relevant Special Meeting if the holders of more than 50% of the outstanding shares of the Fund are present in person or represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.  Abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and “broker non-votes”, (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; or (ii) the broker or nominee does not have discretionary voting power on a particular matter), will be counted for purposes of determining a quorum.  Since abstentions and broker non-votes will be counted as present, but not as voting in favor of any proposal, these votes will have the same effect as if they had been cast against the Proposal.

Shares owned by Holding Ltd. and its affiliates (“Affiliated Shareholders”) for their own accounts will be voted in favor of the Proposal.  In the case of the U.S. Microcap Fund, U.S. Smallcap Fund, U.S. Midcap Fund and the U.S. Multicap Fund (the “U.S. Funds”), Holding Ltd. and its affiliates are control persons and principal shareholders of the U.S. Funds (See “Control Persons of the Julius Baer Funds” and “Principal Shareholders of the Julius Baer Funds” for more information).  As a result of the amount of the shares of the U.S. Funds owned by Holding Ltd. and its Affiliated Shareholders and their intention to vote in favor of the Proposal, the Proposal will pass regardless of the vote of non-Affiliated Shareholders.

PROXIES

The proxies named on the enclosed proxy card are Anthony Williams, Rainer L.C. Frost and John Whilesmith.  Proxies may be revoked by shareholders of record at any time before they are exercised by giving notice of revocation to the Julius Baer Funds in writing (by subsequent proxy or otherwise).  You may also revoke your proxy by attending the Special Meetings, requesting the return of your proxy and voting in person.  Proxies that are signed by shareholders of record but do not indicate a vote on a Proposal will be voted for the Proposal.

RECEIPT OF SHAREHOLDER PROPOSALS

Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Julius Baer Funds’ proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Julius Baer Funds of any such proposal. Since the Julius Baer Funds do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Julius Baer Funds within a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Julius Baer Funds receive a shareholder proposal in a timely manner does not ensure its inclusion in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

OTHER MATTERS

The Boards of the Julius Baer Funds know of no other matters that may come before the Special Meetings. If any other matters properly come before the Special Meetings, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

IF YOU WOULD LIKE TO RECEIVE A COPY OF THE LATEST ANNUAL OR SEMI-ANNUAL REPORT(S) FOR ANY OF THE JULIUS BAER FUNDS, PLEASE WRITE TO THE JULIUS BAER FUNDS, C/O U.S. BANCORP FUND SERVICES, LLC, 615 E. MICHIGAN STREET, MILWAUKEE, WI 53202, OR CALL 1-800-387-6977. THE JULIUS BAER FUNDS WILL FURNISH THESE COPIES FREE OF CHARGE.

JULIUS BAER INVESTMENT FUNDS
JULIUS BAER GLOBAL EQUITY FUND INC.
John Whilesmith
Secretary

New York, New York
[___], 2008

ANNEX A
CONTROL PERSONS OF THE JULIUS BAER FUNDS

As of January 31, 2008, the entities listed below owned more than 25% of the outstanding shares of each Fund set forth below and as such, could be deemed to control each such Fund within the meaning of the 1940 Act.  To the knowledge of the Global Equity Fund and International Equity Fund II, no entity owned more than 25% of the outstanding shares of either such Fund, respectively, and as such, could not be deemed to control either such Fund within the meaning of the 1940 Act.  Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of the company.

NAME AND ADDRESS OF OWNER *	NUMBER OF SHARES OF FUND	PERCENT OF FUND
INTERNATIONAL EQUITY FUND
Charles Schwab & Co Inc. Special Custody Account ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	151,756,277.41	27.15%
TOTAL RETURN BOND FUND
Prudential Investment Management Service ATTN: Pruchoice Unit 100 Mulberry Street Iselin, NJ 08830	27,461,101.84	31.90%
GLOBAL HIGH INCOME FUND
Charles Schwab & Co Inc. Special Custody Account ATTN: Mutual Funds 101 Montgomery Street San Francisco, CA 94104	6,236,043.34	26.48%
Atwell & Co P.O. Box 2044 Peck Slip Station New York, NY 10038	6,271,354.81	26.63%
U.S. MICROCAP FUND **
Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100 GT Regatta Office Park Grand Cayman, Cayman Islands	568,886.80	83.02%

U.S. SMALLCAP FUND **
Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100 GT Regatta Office Park Grand Cayman, Cayman Islands	662,118.93	80.61%
U.S. MIDCAP FUND **
Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100 GT Regatta Office Park Grand Cayman, Cayman Islands	551,397.78	65.01%
U.S. MULTICAP FUND **
Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100 GT Regatta Office Park Grand Cayman, Cayman Islands	559,672.79	87.43%

*	Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.
**
As indicated above, in the case of the U.S. Funds, Holding Ltd. and its Affiliated Shareholders are control persons and principal shareholders of the U.S. Funds.  As a result of the amount of the shares of the U.S. Funds owned by Holding Ltd. and its Affiliated Shareholders and their intention to vote in favor of the Proposal, the Proposal will pass regardless of the vote of non-Affiliated Shareholders.

PRINCIPAL SHAREHOLDERS OF THE JULIUS BAER FUNDS

“Principal Holder” is defined by the 1940 Act as a person who owns of record or beneficially 5% or more of any class of a fund’s outstanding securities.  Set forth below are the names and addresses of all holders of the each Fund’s common stock who, as of January 31, 2008, beneficially owned 5% or more of each Fund’s outstanding shares of common stock and the shares of common stock beneficially owned by all officers and members of the Boards of the Julius Baer Funds as a group.

FUND NAME AND SHARE CLASS	NAME AND ADDRESS OF OWNER*	NUMBER OF SHARES	PERCENT OF CLASS
INTERNATIONAL EQUITY FUND
Class A	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	116,874,695.5050	47.73%
Class I	Prudential Investment Management Service Attn: Pruchoice Unit Mail Stop NJ-05-11-20 100 Mulberry St Gateway Iselin, NJ 08830	38,369,176.8020	12.03%
	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	34,881,581.9050	10.94%
INTERNATIONAL EQUITY FUND II
Class A	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	37,762,015.5230	31.63%
Class I	Prudential Investment Mngmt Service Attn: Pruchoice Unit Mail Stop NJ-05-11-20 100 Mulberry St Gateway Iselin, NJ 08830	81,913,568.8430	17.05%
	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	42,132,902.0930	8.77%

TOTAL RETURN BOND FUND
Class A	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	6,250,910.1140	32.91%
	PFPC Wrap Services FBO Morningstar MP Clients 760 Moore Road King of Prussia, PA 19406-1212	3,060.752.4130	16.11%
	Ameritrade Inc for the Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68103-2226	1,296,309.2360	6.83%
Class I	Prudential Investment Management Service Attn: Pruchoice Unit Mail Stop NJ-05-11-20 100 Mulberry St Gateway Iselin, NJ 08830	27,461,101.8350	40.94%
	Wachovia Bank 1525 West WT Harris Blvd NC1151 Charlotte, NC 28288-0001	12,313,644.1340	18.36%
	Wachovia Bank 1525 West WT Harris Blvd NC1151 Charlotte, NC 28288-0001	5,915,541.6850	8.82%
	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	5,012,738.9930	7.47%
Class R	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	103.8040	100%

Consultant Class	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	103.8460	100%
GLOBAL HIGH INCOME FUND
Class A	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	3,910,159.1970	44.97%
	Ameritrade Inc for the Exclusive Benefit of our Customers P.O. Box 2226 Omaha, NE 68105-2226	860,959.5410	9.90%
Class I	Atwell & Co P.O. Box 456 Wall Street Station New York, NY 10005	3,600,283.0420	24.24%
	Patterson & Co Omnibus Cash/Check Charlotte, NC 28280-0001	2,635,962.7920	17.75%
	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	2,325,884.1420	15.66%
	Atwell & Co P.O. Box 2044 Peck Slip Station New York, NY 10038	1,535,404.4890	10.34%
	Atwell & Co P.O. Box 2044 Peck Slip Station New York, NY 10038	1,135,667.2790	7.65%
Consultant Class	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	102.4530	100%

U.S. MICROCAP FUND
Class A	Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100GT Regatta Office Park, Grand Cayman, Cayman Islands	283,774.8310	84.53%
	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	25,091.7300	7.47%
Class I	Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100GT Regatta Office Park, Grand Cayman, Cayman Islands	285,111.9690	81.61%
	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	62,168.2480	17.79%
Consultant Class	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	119.1870	100%
U.S. SMALLCAP FUND
Class A	Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100GT Regatta Office Park, Grand Cayman, Cayman Islands	330,261.0870	77.32%
	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	52,706.7980	12.34%

Class I	Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100GT Regatta Office Park, Grand Cayman, Cayman Islands	331,857.8430	84.21%
	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	61,844.4250	15.69%
Consultant Class	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	149.8310	100%
U.S. MIDCAP FUND
Class A	Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100GT Regatta Office Park, Grand Cayman, Cayman Islands	275,166.7770	88.81%
	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	18,624.0270	6.01%
Class I	Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100GT Regatta Office Park, Grand Cayman, Cayman Islands	276,230.9980	81.69%
	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	61,841.4500	18.29%

Consultant Class	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	112.8150	100%
U.S. MULTICAP FUND
Class A	Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100GT Regatta Office Park, Grand Cayman, Cayman Islands	279,374.0200	93.41%
Class I	Julius Baer Bank and Trust Co LTD Cayman Islands P.O. Box 1100GT Regatta Office Park, Grand Cayman, Cayman Islands	280,298.7680	82.22%
	Charles Schwab & Co Inc Special Custody Account Attn: Mutual Funds 101 Montgomery St San Francisco, CA 94104-4151	60,578.6170	17.77%
Consultant Class	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	115.2010	100%
GLOBAL EQUITY FUND
Class A	Charles Schwab & Co Inc 101 Montgomery St San Francisco, CA 94104-4151	368,097.1120	39.53%
	Salient Trust Co, 4265 San Felipe 8th FL Attn: Operations Houston, TX 77027	77,177.7680	8.29%
	Ameritrade Inc for the Exclusive Benefit Of Our Customers P.O. Box 2226 Omaha, NE 68103-2226	77,077.9500	8.28%
	UBS AG Omnibus Reinvest Account 101 Park Ave FL 14 New York, NY 10178-0002	58,177.1920	6.25%
Class I	Bank of New York Mellon Cust 669 Washington St Easton, PA 18042-7411	436,837.6160	27.89%
	Rose Foundation 600 S Cherry St STE 1200 Denver, CO 80246-1712	394,024.3420	25.16%
	Blue Cross of Idaho Health Services Inc 3000 E Pine Ave Meridian, ID 83642-5995	295,577.1270	18.87%
	UBS Bank (Canada) 154 University Ave Toronto Ontario Canada M5H3Z6	163,282.6370	10.42%
	MLPF&S For the Sole Benefit of Its Customers 4800 Deer Lake Drive E FL 97NC3 Jacksonville, FL 32246-6484	119,121.0460	7.61%
	MAC & Co Mutual Funds OPS-TC Attn: Pat Bossong P.O. Box 3198 Pittsburgh, PA 15230-3198	102,765.4000	6.56%
Class R	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	103.0840	100%
Consultant Class	Julius Baer Investment Management LLC 330 Madison Ave New York, NY 10017-5001	103.0860	100%

*	Each of these entities is the shareholder of record for its customers, and may disclaim any beneficial ownership therein.

As of January 31, 2008, the officers and the members of the Boards of the Julius Baer Funds as a group owned less than 1% of the Julius Baer Funds’ total shares outstanding and as a group owned less than 1% of the Julius Baer Funds’ total shares outstanding.

APPENDIX A

FORM OF INVESTMENT ADVISORY AGREEMENT FOR JULIUS BAER INVESTMENT FUNDS

This INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made by and between JULIUS BAER INVESTMENT FUNDS, a business trust organized under the law of The Commonwealth of Massachusetts (the “Trust”), and JULIUS BAER INVESTMENT MANAGEMENT LLC, a corporation organized under the laws of the state of Delaware (the “Adviser”), as of [_______], 2008.

WHEREAS, the Trust desires to appoint the Adviser as the investment adviser with respect to those of its series which are listed on Schedule A to this Agreement as may be amended from time to time (each such series being referred to herein individually and collectively as the “Fund”);

NOW THEREFORE, the parties hereto hereby agree as follows:

1.           Investment Description; Appointment

            The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in the Trust’s Master Trust Agreement, as the same may from time to time be amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Trustees of the Trust.  Copies of the Trust’s Registration Statement and Master Trust Agreement have been submitted to the Adviser.  The Trust agrees to provide copies of all amendments to the Trust’s Registration Statement and Master Trust Agreement to the Adviser on an on-going basis.  The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund.  The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth on Schedule A attached hereto.  In the event that the Trust desires to retain the Adviser to render investment advisory services hereunder with respect to an additional fund, and the Adviser is willing to render such services, Schedule A shall be amended, whereupon such additional fund shall become a Fund hereunder.

2.           Services as Investment Adviser

            Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser will act in accordance with the Trust’s Master Trust Agreement, the Investment Company Act of 1940 (the “1940 Act”) and the Investment Advisers Act of 1940, as the same from time to time be amended, manage the Fund’s assets in accordance with its investment objective and policies as stated in the Trust’s Registration Statement as from time to time in effect,  make investment decisions and exercise voting rights in respect of portfolio securities for the Fund and  place purchase and sale orders on behalf of the Fund.  In providing these services, the Adviser will provide investment research and supervision of the Fund’s investments and conduct a continual program of investment, evaluation and, if appropriate, sale and reinvestment of the Fund’s assets.  In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

Subject to the supervision and direction of the Board of Trustees of the Trust, the Adviser undertakes to perform the following administrative services to the extent that no other party is obligated to perform them on behalf of the Fund: (a) providing the Fund with office space (which may be the Adviser’s own offices), stationery and office supplies, (b) furnishing certain corporate secretarial services, including assisting in the preparation of materials for meetings of the Board of Trustees, (c) coordinating and preparation of proxy statements and annual and semi-annual reports to the Fund’s shareholders, (d) assisting in the preparation of the Fund’s tax returns, (e) assisting in monitoring and developing compliance procedures for the Fund which will include, among other matters, procedures for monitoring compliance with the Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations, and (f) acting as liaison between the Fund and the Fund’s independent public accountants, counsel, custodian or custodians, administrator and transfer and dividend-paying agent and registrar, and taking all reasonable action in the performance of its obligations under this Agreement to assure that all necessary information is made available to each of them.

            In performing all services under this Agreement, the Adviser shall act in conformity with applicable law, the Trust’s Master Trust Agreement and By-Laws, and all amendments thereto, and  the investment objective, investment policies and other practices and policies set forth in the Trust’s Registration Statement, as such Registration Statement and practices and policies may be amended from time to time.

3.           Brokerage

           In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available.  In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction on a continuing basis.  In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust and also to other accounts over which the Adviser or an affiliate exercises investment discretion.

4.           Information Provided to the Trust

            The Adviser will use its best efforts to keep the Trust informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Trust from time to time whatever information the Adviser believes is appropriate for this purpose.

5.           Standard of Care

            The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”).  The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser.  Indemnification shall be made only following: (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of non-party trustees who are not “interested persons” of the Trust or (b) an independent legal counsel in a written opinion.

6.           Compensation

            In consideration of the services rendered pursuant to Section 2 of this Agreement, the Fund will pay the Adviser after the end of each calendar quarter while this Agreement is in effect a fee for the previous quarter calculated at an annual rate based on a percentage of the Fund’s average daily net assets as set forth in Schedule A.

            Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement.  For the purpose of determining fees payable to the Adviser, the value of the Fund’s net assets shall be computed at the times and in the manner specified in the Trust’s Registration Statement as from time to time in effect.

7.           Expenses

            The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund, as well as the fees of all Trustees of the Trust who are affiliated with the Adviser or any of its affiliates.  The Fund will bear certain other expenses to be incurred in its operation, including: organizational expenses; taxes, interest, brokerage costs and commissions; fees of Trustees of the Trust who are not officers, directors, or employees of the Adviser, the Fund’s distributor or administrator or any of their affiliates; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of the custodian, any subcustodians, and transfer and dividend-paying agents; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Trust’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Fund and of the officers or Board of Trustees of the Trust, membership fees in trade associations; litigation and other extraordinary or non-recurring expenses.  In addition, the Fund will pay fees pursuant to any Distribution Plan adopted under Rule 12b-1 of the 1940 Act, and pursuant to any Shareholder Services Plan.

8.           Services to Other Companies or Accounts

            The Trust understands that the Adviser now acts, will continue to act, or may in the future act, as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity.  Similarly, opportunities to sell securities will be allocated in an equitable manner.  The Trust recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.  In addition, the Trust understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

9.           Term of Agreement

                This Agreement shall become effective on the later of the date set forth on Schedule A or the date this Agreement is approved by the shareholders of the Fund, and shall continue for an initial one-year or two-year term as designated on Schedule A, and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Trustees of the Trust or (ii) a vote of a “majority” (as defined in the 1940 Act) of the Fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of Trustees of the Trust or by vote of holders of a majority of the Fund’s shares, or upon 60 days’ written notice, by the Adviser.  This Agreement will also terminate automatically in the event of its assignment (as defined in the 1940 Act).

10.         Representation by the Trust

               The Trust represents that a copy of its Master Trust Agreement, dated April 30, 1992, together with all amendments thereto, is on file in the office of the Secretary of The Commonwealth of Massachusetts.

11.         Limitation of Liability

                It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trust, personally, but bind only the trust property of the Fund, as provided in the Master Trust Agreement of the Trust.  The execution and delivery of this Agreement have been authorized by the Trustees and the sole shareholder of Fund shares and signed by an authorized officer of the Trust, acting as such, and neither such authorization by such Trustees and shareholder nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Fund as provided in its Master Trust Agreement.  The obligations of this Agreement shall be binding only upon the assets and property of the Fund and not upon the assets and property of any other sub-trust of the Trust.

12.         Confidentiality and Privacy Policy

          (a)           The Adviser will treat as confidential all records and other information (“Confidential Information”) relative to the Funds and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except as required by applicable law, regulation or court order or as directed by the Funds in writing. Upon termination of this Agreement, the Adviser shall promptly, upon demand, return to the Funds all Confidential Information within its control, except that the Adviser may retain copies for its records. Each party shall safeguard confidential information disclosed by the other using the same degree of care it uses to safeguard its own confidential information and, in no event, less than a reasonable degree of care. Each party’s obligation under this paragraph shall survive following termination of this Agreement.

          (b)           The Adviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received by the Adviser is subject to the limitations on redisclosure and reuse as set forth in such Regulations and the Funds’ privacy policy, and agrees such information shall not be disclosed to any third party except in conformity with the Funds’ privacy policy and Regulation S-P.

13.         Use of the Name

                The Adviser hereby consents to the use by the Trust of the Adviser’s name as part of the Trust’s name; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Trust. The Adviser’s name or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to the use of the Adviser’s name . The Adviser shall have the right to require the Trust to cease using the it’s name as part of the Trust’s name if the Trust ceases, for any reason, to employ the Adviser or one of its affiliates as the Trust’s investment adviser. Future names adopted by the Trust for itself, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. If the Adviser requires the Trust to change its name, the Adviser shall pay, or reimburse the Trust, for all  expenses associated with such name change.

14.         Amendments of the Agreement

This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Trustees of the Trust who are not interested persons of the Adviser or the Trust cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Trust, except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act.

15.         Entire Agreement

                This Agreement constitutes the entire agreement between the parties hereto.

16.         Governing Law

                This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the date first written above.

JULIUS BAER INVESTMENT FUNDS,
On Behalf of the Funds Listed on Schedule A

By:
Name:	John Whilesmith
Title:	Secretary

By:
Name:	Alex Bogaenko
Title:	Treasurer

JULIUS BAER INVESTMENT MANAGEMENT LLC

By:
Name:	Craig Giunta
Title:	First Vice President

By:
Name:	Anthony Williams
Title:	Chief Operating Officer

SCHEDULE A

to the

Julius Baer Investment Funds

INVESTMENT ADVISORY AGREEMENT

This Schedule A, dated as of [_____], 2008, to be effective as of [___], 2008, is Schedule A to the Investment Advisory Agreement dated as of [_____], 2008, between Julius Baer Investment Management LLC and Julius Baer Investment Funds.

Name of Fund	Fee (as a percentage of net assets)		Initial Term of Agreement*
International Equity Fund	0.90% of the first $7.5 billion in average daily net asset; 0.88% on next $2.5 billion in average daily net assets; and 0.85% on daily net assets over $10 billion		one-year
International Equity Fund II	0.90% of the first $7.5 billion in average daily net asset; 0.88% on next $2.5 billion in average daily net assets; and 0.85% on daily net assets over $10 billion		one-year
Total Return Bond Fund	0.35%		one-year
Global High Income Fund	0.65%		one-year
U.S. Microcap Fund	1.25%		one-year
U.S. Smallcap Fund	0.95%		one-year
U.S. Midcap Fund	0.80%		one-year
U.S. Multicap Fund	0.75%		one-year

		* The Agreements are subject to annual approval by each Fund’s Board of Trustees.

FORM OF

INVESTMENT ADVISORY AGREEMENT

FOR JULIUS BAER GLOBAL EQUITY FUND INC.

This INVESTMENT ADVISORY AGREEMENT (the “Agreement”) is made by and between Julius Baer Global Equity Fund Inc., (the “Company”) a corporation organized under the laws of the State of Maryland, and JULIUS BAER INVESTMENT MANAGEMENT LLC, a limited liability company organized under the laws of the State of Delaware (the “Adviser”), as of [________], 200_.

WHEREAS, the Company desires to appoint the Adviser as the investment adviser, and the Adviser desires to accept such appointment;

NOW THEREFORE, the parties hereto hereby agree as follows:

  1.           Investment Description; Appointment

  The Company desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Articles of Incorporation, as the same may from time to time be amended, and in its Registration Statement as from time to time in effect, and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Company.  Copies of the Company’s Registration Statement and Articles of Incorporation have been or will be submitted to the Adviser.  The Company agrees to provide copies of all amendments to the Company’s Registration Statement and Articles of Incorporation to the Adviser on an on-going basis.  The Company desires to employ and hereby appoints the Adviser to act as investment adviser to the Company.  The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

  2.           Services as Investment Adviser

  Subject to the supervision and direction of the Board of Directors of the Company, the Adviser will (a) act in accordance with the Company’s Articles of Incorporation, the Investment Company Act of 1940 and the Investment Advisers Act of 1940, as the same may from time to time be amended, (b) manage the Company’s assets in accordance with its investment objective and policies as stated in the Company’s Registration Statement as from time to time in effect, (c) make investment decisions and exercise voting rights in respect of portfolio securities for the Company and (d) place purchase and sale orders on behalf of the Company. In providing these services, the Adviser will provide investment research and supervision of the Company’s investments and conduct a continual program of investment, evaluation and, if appropriate, sales and reinvestment of the Company’s assets.  In addition, the Adviser will furnish the Company with whatever statistical information the Company may reasonably request with respect to the securities that the Company may hold or contemplate purchasing.

  Subject to the supervision and direction of the Board of Directors of the Company, the Adviser undertakes to perform the following administrative services to the extent that no other party is obligated to perform them on behalf of the Fund:  (a) providing the Fund with office space (which may be the Adviser’s own offices), stationery and office supplies, (b) furnishing certain corporate secretarial services, including assisting in the preparation of materials for meetings of the Board of Directors, (c) coordinating and preparation of proxy statements and annual and semi-annual reports monitoring and developing compliance procedures for the Fund which will include, among other matters, procedures for monitoring compliance with the Fund’s investment objective, policies, restrictions, tax matters and applicable laws and regulations, and (f) acting as liaison between the Fund and the Fund’s independent public accountants, counsel, custodian or custodians, administrator and transfer and dividend-paying agent and registrar, and taking all reasonable action in the performance of its obligations under this Agreement to assure that all necessary information is made available to each of them.

  3.           Brokerage

  In executing transactions for the Company and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available.  In assessing the best overall terms available for any Company transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis.  In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Company and/or other accounts over which the Adviser or an affiliate exercises investment discretion.  The Company acknowledges that, in appropriate circumstances, the Adviser intends to use the services of affiliates as brokers; in doing so, the Adviser agrees to comply with Section 17(e) of the Investment Company Act of 1940, as amended, and Rule 17e-1 thereunder.

  4.           Information Provided to the Company

  The Adviser will use its best efforts to keep the Company informed of developments materially affecting the Company, and will, on its own initiative, furnish the Company from time to time with whatever information the Adviser believes is appropriate for this purpose.

  5.           Standard of Care

  The Adviser shall exercise its best judgment in rendering the services described in paragraphs 2, 3 and 4 above.  The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement (“disabling conduct”).  The Company will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from any claim, demand, action or suit not resulting from disabling conduct by the Adviser.  Indemnification shall be made only following:  (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (a) the vote of a majority of a quorum of non-party directors who are not “interested persons” of the Fund or (b) an independent legal counsel in a written opinion.

  6.           Compensation

  (a)         In consideration of the services rendered pursuant to this Agreement, the Company will pay the Adviser after the end of each calendar quarter while this Agreement is in effect a fee for the previous quarter computed daily at an annual rate of 0.90% of the Company’s average daily net assets.

  (b)        Upon any termination of this Agreement before the end of a quarter, the fee for such part of that quarter shall be prorated according to the proportion that such period bears to the full quarterly period and shall be payable upon the date of termination of this Agreement.  For the purpose of determining fees payable to the Adviser, the value of the Company’s net assets shall be computed at the times and in the manner specified in the Company’s Registration Statement as from time to time in effect.

  7.           Expenses

  The Adviser will bear all expenses in connection with the performance of its services under this Agreement, including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Company, as well as the fees of all directors of the Company who are affiliated with the Adviser or any of its affiliates.  The Company will bear certain other expenses to be incurred in its operation, including:  organizational expenses; taxes, interest, brokerage costs and commissions; fees of directors of the Company who are not officers, directors, or employees of the Adviser, the distributor or administrator or any of their affiliates; Securities and Exchange Commission fees; state Blue Sky  fees; charges of the custodian, any subcustodians, and transfer and dividend-paying agents; insurance premiums; outside auditing, pricing and legal expenses; costs of maintenance of the Company’s existence; costs attributable to investor services, including, without limitation, telephone and personnel expenses; costs of printing stock certificates; costs of preparing and printing prospectuses and statements of additional information fro regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of the shareholders of the Company and of the officers or Board of Directors of the Company; membership fees in trade associations; litigation and other extraordinary or non-recurring expenses.

  8.           Services to Other Companies or Accounts

  The Company understands that the Adviser now acts, will continue to act or may in the future act, as investment adviser to fiduciary and other managed accounts or as investment adviser to one or more other investment companies, and the Company has no objection to the Adviser so acting, provided that whenever the Company and one or more other accounts or investment companies advised by the Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with procedures believed to be equitable to each entity.  Similarly, opportunities to sell securities will be allocated in an equitable manner.  The Company recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Company.  In addition, the Company understands that the persons employed by the Adviser to assist in the performance of the Adviser’s duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

  9.           Term of Agreement

  This Agreement shall become effective as of [the later of the date the Company’s Registration Statement on Form N-1A is declared effective by the Securities and Exchange Commission or the date shareholders approve this Agreement and shall continue for an initial one-year term and shall continue thereafter so long as such continuance is specifically approved at least annually by (i) the Board of Directors of the Company or (ii) a vote of a “majority” (as defined in the Investment Company Act of 1940) of the Company’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Board of Directors who are not “interested persons” (as defined in said Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.  This Agreement is terminable, without penalty, on 60 days’ written notice, by the Board of Directors of the Company or by vote of holders of a majority of the Company’s shares, or upon 60 days’ written notice, by the Adviser.  This Agreement will also terminate automatically in the event of its assignment (as defined in said Act).

  10.        Confidentiality and Privacy Policy

  (a)           The Adviser will treat as confidential all records and other information (“Confidential Information”) relative to the Funds and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except as required by applicable law, regulation or court order or as directed by the Funds in writing. Upon termination of this Agreement, the Adviser shall promptly, upon demand, return to the Funds all Confidential Information within its control, except that the Adviser may retain copies for its records. Each party shall safeguard confidential information disclosed by the other using the same degree of care it uses to safeguard its own confidential information and, in no event, less than a reasonable degree of care. Each party’s obligation under this paragraph shall survive following termination of this Agreement.

  (b)           The Adviser acknowledges that nonpublic customer information (as defined in Regulation S-P, including any amendments thereto) of customers of the Funds received by the Adviser is subject to the limitations on redisclosure and reuse as set forth in such Regulations and the Funds’ privacy policy, and agrees such information shall not be disclosed to any third party except in conformity with the Funds’ privacy policy and Regulation S-P.

  11.        Use of Name

  The Adviser hereby consents to the use by the Company of the Adviser’s  name; provided, however, that such consent shall be conditioned upon the employment of the Adviser or one of its affiliates as the investment adviser of the Company. The Adviser’s  name or any variation thereof may be used from time to time in other connections and for other purposes by the Adviser and its affiliates and other investment companies that have obtained consent to the use of the Adviser’s name . The Adviser shall have the right to require the Company to cease using its  name as part of the Company’s name if the Company ceases, for any reason, to employ the Adviser or one of its affiliates as the Company’s investment adviser. Future names adopted by the Company for itself, insofar as such names include identifying words requiring the consent of the Adviser, shall be the property of the Adviser and shall be subject to the same terms and conditions. If the Adviser requires the Company to change its name, the Adviser shall pay, or reimburse the Company, for all expenses associated with such name change.

  12.        Amendments of the Agreement

  This Agreement may be amended by a writing signed by both parties hereto, provided that no amendment to this Agreement shall be effective until approved (i) by the vote of a majority of those Directors of the Company who are not interested persons of the Adviser or the Company cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the outstanding voting securities of the Company, except for any such amendment as may be effected in the absence of such approval without violating the Investment Company Act of 1940.

  13.        Entire Agreement

  This Agreement constitutes the entire agreement between the parties hereto.

  14.        Governing Law

This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of New York without giving effect to the conflicts of laws principles thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers as of the date first written above.

JULIUS BAER GLOBAL EQUITY FUND INC.

By:
Name:	John Whilesmith
Title:	Secretary

By:
Name:	Alex Bogaenko
Title:	Treasurer

JULIUS BAER INVESTMENT MANAGEMENT LLC

By:
Name:	Craig Giunta
Title:	First Vice President

By:
Name:	Anthony Williams
Title:	Chief Operating Officer

PROXY TO THE SPECIAL MEETING OF SHAREHOLDERS
[________], 2008

JULIUS BAER INTERNATIONAL EQUITY FUND	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anthony Williams, Rainer L.C. Frost and John Whilesmith as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of the above-referenced fund held of record by the undersigned on [____], 2008 at the Special Meeting of Shareholders of the Julius Baer Investment Funds to be held on [____], 2008, or at any adjournments or postponements thereof. If you have any questions, you may call Julius Baer Investment Funds at 1-800-628-8510.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

HAS YOUR ADDRESS CHANGED?

Mark Box at right if address change has been noted above. [_]	SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. Dated: _______________, 2008

Signature
This card must be signed by the person whose name is printed hereon.

Julius Baer Investment Funds

VOTE BY INTERNET – www.2voteproxy.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-830-3542

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [D.F. King] at P.O. Box 859232, Braintree MA, 02185-9919.

-- Please fold and detach card at perforation before mailing --

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

VOTE ON PROPOSALS:

1.           To approve a replacement Investment Advisory Agreement between the Julius Baer Investment Funds, on behalf of the International Equity Fund, and Julius Baer Investment Management LLC.

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

Julius Baer Investment Funds

PROXY TO THE SPECIAL MEETING OF SHAREHOLDERS
[_____], 2008

JULIUS BAER INTERNATIONAL EQUITY FUND II	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anthony Williams, Rainer L.C. Frost and John Whilesmith as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of the above-referenced fund held of record by the undersigned on [____], 2008 at the Special Meeting of Shareholders of the Julius Baer Investment Funds to be held on [____], 2008, or at any adjournments or postponements thereof. If you have any questions, you may call Julius Baer Investment Funds at 1-800-628-8510.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

HAS YOUR ADDRESS CHANGED?

Mark Box at right if address change has been noted above. [_]	SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. Dated: _______________, 2008

Signature
This card must be signed by the person whose name is printed hereon.

Julius Baer Investment Funds

VOTE BY INTERNET – www.2voteproxy.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-830-3542

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [D.F. King] at P.O. Box 859232, Braintree MA, 02185-9919.

-- Please fold and detach card at perforation before mailing --

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

VOTE ON PROPOSALS:

1.           To approve a replacement Investment Advisory Agreement between Julius Baer Investment Funds, on behalf of the International Equity Fund II, and Julius Baer Investment Management LLC.

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

Julius Baer Investment Funds

PROXY TO THE SPECIAL MEETING OF SHAREHOLDERS
[_____], 2008

JULIUS BAER TOTAL RETURN BOND FUND	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anthony Williams, Rainer L.C. Frost and John Whilesmith as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of the above-referenced fund held of record by the undersigned on [____], 2008 at the Special Meeting of Shareholders of the Julius Baer Investment Funds to be held on [____], 2008, or at any adjournments or postponements thereof. If you have any questions, you may call Julius Baer Investment Funds at 1-800-628-8510.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

HAS YOUR ADDRESS CHANGED?

Mark Box at right if address change has been noted above. [_]	SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. Dated: _______________, 2008

Signature
This card must be signed by the person whose name is printed hereon.

Julius Baer Investment Funds

VOTE BY INTERNET – www.2voteproxy.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-830-3542

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [D.F. King] at P.O. Box 859232, Braintree MA, 02185-9919.

-- Please fold and detach card at perforation before mailing --

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

VOTE ON PROPOSALS:

1.           To approve a replacement Investment Advisory Agreement between Julius Baer Investment Funds, on behalf of the Total Return Bond Fund, and Julius Baer Investment Management LLC.

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

Julius Baer Investment Funds

PROXY TO THE SPECIAL MEETING OF SHAREHOLDERS
[_____], 2008

JULIUS BAER GLOBAL HIGH INCOME FUND	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anthony Williams, Rainer L.C. Frost and John Whilesmith as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of the above-referenced fund held of record by the undersigned on [____], 2008 at the Special Meeting of Shareholders of the Julius Baer Investment Funds to be held on [____], 2008, or at any adjournments or postponements thereof. If you have any questions, you may call Julius Baer Investment Funds at 1-800-628-8510.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

HAS YOUR ADDRESS CHANGED?

Mark Box at right if address change has been noted above. [_]	SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. Dated: _______________, 2008

Signature
This card must be signed by the person whose name is printed hereon.

Julius Baer Investment Funds

VOTE BY INTERNET – www.2voteproxy.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-830-3542

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [D.F. King] at P.O. Box 859232, Braintree MA, 02185-9919.

-- Please fold and detach card at perforation before mailing --

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

VOTE ON PROPOSALS:

1.           To approve a replacement Investment Advisory Agreement between Julius Baer Investment Funds, on behalf of the Global High Income Fund, and Julius Baer Investment Management LLC.

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

Julius Baer Investment Funds

PROXY TO THE SPECIAL MEETING OF SHAREHOLDERS
[_____], 2008

JULIUS BAER U.S. MICROCAP FUND	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anthony Williams, Rainer L.C. Frost and John Whilesmith  as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of the above-referenced fund held of record by the undersigned on [____], 2008 at the Special Meeting of Shareholders of the Julius Baer Investment Funds to be held on [____], 2008, or at any adjournments or postponements thereof. If you have any questions, you may call Julius Baer Investment Funds at 1-800-628-8510.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

HAS YOUR ADDRESS CHANGED?

Mark Box at right if address change has been noted above. [_]	SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. Dated: _______________, 2008

Signature
This card must be signed by the person whose name is printed hereon.

Julius Baer Investment Funds

VOTE BY INTERNET – www.2voteproxy.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-830-3542

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [D.F. King] at P.O. Box 859232, Braintree MA, 02185-9919.

-- Please fold and detach card at perforation before mailing --

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

VOTE ON PROPOSALS:

1.           To approve a replacement Investment Advisory Agreement for between Julius Baer Investment Funds, on behalf of the U.S. Microcap Fund, and Julius Baer Investment Management LLC.

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

Julius Baer Investment Funds

PROXY TO THE SPECIAL MEETING OF SHAREHOLDERS
[_____], 2008

JULIUS BAER U.S. SMALLCAP FUND	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anthony Williams, Rainer L.C. Frost and John Whilesmith  as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of the above-referenced fund held of record by the undersigned on [____], 2008 at the Special Meeting of Shareholders of the Julius Baer Investment Funds to be held on [____], 2008, or at any adjournments or postponements thereof. If you have any questions, you may call Julius Baer Investment Funds at 1-800-628-8510.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

HAS YOUR ADDRESS CHANGED?

Mark Box at right if address change has been noted above. [_]	SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. Dated: _______________, 2008

Signature
This card must be signed by the person whose name is printed hereon.

Julius Baer Investment Funds

VOTE BY INTERNET – www.2voteproxy.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-830-3542

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [D.F. King] at P.O. Box 859232, Braintree MA, 02185-9919.

-- Please fold and detach card at perforation before mailing --

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

VOTE ON PROPOSALS:

1.           To approve a replacement Investment Advisory Agreement between Julius Baer Investment Funds, on behalf of the U.S. Smallcap Fund, and Julius Baer Investment Management LLC.

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

Julius Baer Investment Funds

PROXY TO THE SPECIAL MEETING OF SHAREHOLDERS
[_____], 2008

JULIUS BAER U.S. MIDCAP FUND	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anthony Williams, Rainer L.C. Frost and John Whilesmith  as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of the above-referenced fund held of record by the undersigned on [____], 2008 at the Special Meeting of Shareholders of the Julius Baer Investment Funds to be held on [____], 2008, or at any adjournments or postponements thereof. If you have any questions, you may call Julius Baer Investment Funds at 1-800-628-8510.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

HAS YOUR ADDRESS CHANGED?

Mark Box at right if address change has been noted above. [_]	SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. Dated: _______________, 2008

Signature
This card must be signed by the person whose name is printed hereon.

Julius Baer Investment Funds

VOTE BY INTERNET – www.2voteproxy.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-830-3542

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [D.F. King] at P.O. Box 859232, Braintree MA, 02185-9919.

-- Please fold and detach card at perforation before mailing --

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

VOTE ON PROPOSALS:

1.           To approve a replacement Investment Advisory Agreement between Julius Baer Investment Funds, on behalf of the U.S. Midcap Fund, and Julius Baer Investment Management LLC.

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

Julius Baer Investment Funds

PROXY TO THE SPECIAL MEETING OF SHAREHOLDERS
[_____], 2008

JULIUS BAER U.S. MULTICAP FUND	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Anthony Williams, Rainer L.C. Frost and John Whilesmith  as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and vote, as designated on the reverse side hereof, all the shares of the above-referenced fund held of record by the undersigned on [____], 2008 at the Special Meeting of Shareholders of the Julius Baer Investment Funds to be held on [____], 2008, or at any adjournments or postponements thereof. If you have any questions, you may call Julius Baer Investment Funds at 1-800-628-8510.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

HAS YOUR ADDRESS CHANGED?

Mark Box at right if address change has been noted above. [_]	SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. Dated: _______________, 2008

Signature
This card must be signed by the person whose name is printed hereon.

Julius Baer Investment Funds

VOTE BY INTERNET – www.2voteproxy.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-830-3542

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [D.F. King] at P.O. Box 859232, Braintree MA, 02185-9919.

-- Please fold and detach card at perforation before mailing --

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

VOTE ON PROPOSALS:

1.           To approve a replacement Investment Advisory Agreement between Julius Baer Investment Funds, on behalf of the U.S. Multicap Fund, and Julius Baer Investment Management LLC.

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

Julius Baer Investment Funds

PROXY TO THE SPECIAL MEETING OF SHAREHOLDERS
[_____], 2008

JULIUS BAER GLOBAL EQUITY FUND INC.	THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Anthony Williams, Rainer L.C. Frost and John Whilesmith  as proxies, each with the power to appoint his substitute, and hereby authorizes each to represent and vote, as designated on the reverse side hereof, all the shares of the above-referenced fund held of record by the undersigned on [____], 2008 at the Special Meeting of Shareholders of the Julius Baer Global Equity Fund Inc. to be held on [____], 2008, or at any adjournments or postponements thereof. If you have any questions, you may call Julius Baer Global Equity Fund Inc. at 1-800-628-8510.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

HAS YOUR ADDRESS CHANGED?

Mark Box at right if address change has been noted above. [_]	SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PAID ENVELOPE. Dated: _______________, 2008

Signature
This card must be signed by the person whose name is printed hereon.

Julius Baer Global Equity Fund Inc.

VOTE BY INTERNET – www.2voteproxy.com

Use the internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS

If you would like to reduce the costs incurred in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet.  To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-830-3542

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to [D.F. King] at P.O. Box 859232, Braintree MA, 02185-9919.

-- Please fold and detach card at perforation before mailing --

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL. [X] PLEASE DO NOT USE FINE POINT PENS.

VOTE ON PROPOSALS:

1.           To approve a replacement Investment Advisory Agreement between the Julius Baer Global Equity Fund Inc. and Julius Baer Investment Management LLC.

FOR	AGAINST	ABSTAIN
[_]	[_]	[_]

Julius Baer Global Equity Fund Inc.